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                                  UNITED STATES
                         SECURITIES EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): APRIL 14, 2005


                                 FN ESTATE, INC.
                                 ---------------
             (Exact name of registrant as specified in its charter)



        PENNSYLVANIA                    0-29255                23-2767197
 -----------------------------------------------------------------------------
 (State or other jurisdiction         (Commission            (IRS Employer
      of incorporation)                File Number)         Identification No.)


    TWO COURTNEY PLACE, SUITE 130, 3864 COURTNEY STREET, BETHLEHEM, PA 18017
    ------------------------------------------------------------------------
     (Address of principal executive offices)                    (Zip Code)


       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (610) 266-6700


                               FASTNET CORPORATION
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]  Written communications pursuant to Rule 425 under the Securities Act
      (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act
      (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 8.01   OTHER EVENTS

On December 30, 2004, FN Estate, Inc. and its wholly owned subsidiaries (collectively, the "Debtors") and the Official Committee of Unsecured Creditors appointed in the Debtors' bankruptcy cases (the "Creditors' Committee") filed the Joint Plan of Liquidation Dated December 30, 2004, in the United States Bankruptcy Court for the Eastern District of Pennsylvania (the "Bankruptcy Court") in the jointly administered bankruptcy cases of FN Estate, Inc. (f/k/a Fastnet Corporation), Netaxs Corp., SuperNet, Inc., NetReach, Inc., Fastnet Acquisition, Inc. and Fastnet Acquisition Corp. styled IN RE FN ESTATE, INC., ET AL., Case Nos. 03-23143 (TMT) (Jointly Administered). On January 27, 2005, the Debtors and Creditors' Committee filed the First Amended Joint Plan of Liquidation Dated December 30, 2004, in the Bankruptcy Court. On March 22, 2005, the Debtors and the Creditors' Committee filed the Second Amended Joint Plan of Liquidation Dated March 22, 2005 (as amended, the "Plan") in the Bankruptcy Court. The Bankruptcy Court held a hearing on March 24, 2005, to consider confirmation of the Plan.

On March 24, 2005 (the "Confirmation Date"), the Bankruptcy Court entered an order confirming the Plan, which became effective on April 11, 2005. Pursuant to the terms of the Plan, among other things, each holder of common stock shall neither receive nor retain any property or interest in estate property on account of such equity interest. Further, the Plan enjoins all holders of outstanding shares of common stock of FN Estate, Inc. from transferring any equity interest as of the Confirmation Date, and all equity interests of FN Estate, Inc. will be cancelled by the filing of appropriate articles of dissolution by the Administrative Agent after the Plan has been fully implemented and administered, and after all estate property has been distributed.

For further information, reference is made to a copy of the Plan and the Bankruptcy Court's order confirming the Plan, which are attached as exhibits 2.2 and 2.1, respectively, to the company's current report on Form 8-k that was filed with the Securities Exchange Commission on March 30, 2005.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           FN ESTATE, INC.
                                           (Registrant)


Date: April 14, 2005                       By:  /s/ Tamie Barsky
                                               ----------------------------
                                               Tamie Barsky
                                               Administrative Agent


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